HOME BANCSHARES

NASDAQ: HOMB

www.homebancshares.com

Forward Looking Statement

This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company's 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Recent Acquisitions

Year	Acquired Bank	Acquisition Type	Location	Assets ($mm)
2010	Old Southern Bank	FDIC-assisted	Orlando, FL	$335
2010	Key West Bank	FDIC-assisted	Key West, FL	$97
2010	Coastal Community Bank	FDIC-assisted	Panama City, FL	$362
2010	Bayside Savings Bank	FDIC-assisted	Port Saint Joe, FL	$63
2010	Wakulla Bank	FDIC-assisted	Crawfordville, FL	$353
2010	Gulf State Community Bank	FDIC-assisted	Carrabelle, FL	$112
2012	Vision Bank	Market	Panama City, FL	$530
2012	Heritage Bank of Florida	FDIC-assisted	Lutz, FL	$225
2012	Premier Bank	§363 Bankruptcy	Tallahassee, FL	$265
2013	Liberty Bancshares, Inc.[a]	Market	Jonesboro, AR	$2,857

Note: (a) The closing of the acquisition of Liberty Bancshares, Inc. is currently pending.

HOMB Footprint

(Pro-forma as of July 2013)


ARKANSAS
92 Branches
South ALABAMA
7 Branches
FLORIDA Panhandle
33 Branches
Central FLORIDA
9 Branches
Southwest FLORIDA
3 Branches
FLORIDA Keys
9 Branches

Branch Locations (153)

Note: Arkansas includes 46 existing branch locations plus 46 Liberty branch locations.

Combined Arkansas Footprint

(Pro-forma as of July 2013)


Bentonville
Gentry
Rogers
Siloam Springs (3)
Springdale
Tontitown
Fayetteville (2)
Van Buren
Clarksville
Fort Smith (4)
Atkins
Dardanelle (2)
Pottsville
Russellville (4)
Morrilton (1+1)
Mountain Home (2)
Highland
Rector
Paragould (3)
Mountain View (2)
Batesville (2)
Monette
Heber Springs
Greenbrier
Quitman
Jonesboro (7)
Bay
Searcy (2+3)
Vilonia
Conway (7)
Beebe (2)
Ward
Mayflower
Cabot (5)
Jacksonville (3)
Maumelle
Sherwood (2)
North Little Rock (5)
Little Rock (8)
Bryant
Fordyce
ARKANSAS
Branch Locations (92)
Existing Branch Locations (46)
Liberty Branch Locations (46)

Gulf Coast Presence

(As of July 2013)


ALABAMA
FLORIDA
Daphne
Fairhope
Point Clear
Foley
Elberta
Orange Beach
Gulf Shores
Pensacola (2)
Navarre
Destin
Santa Rosa Beach (2)
Panama City Beach (2)
Panama City (3)
Southport
Lynn Haven
Mexico Beach
Port St. Joe
Apalachicola
Eastpoint
St. George Island
Blountstown
Bristol
Wewahitchka
Quincy
Tallahassee (7)
St. Marks
Crawfordville
Panacea
Carrabelle
Branch Locations (40)

Florida Footprint

(As of July 2013)



FLORIDA
Pensacola (2)
Navarre
Destin
Santa Rosa Beach (2)
Blountstown
Quincy
Bristol
Tallahassee (7)
Panama City Beach (2)
Southport
Lynn Haven
Panama City (3)
Mexico Beach
Wewahitchka
St. Marks
Crawfordville
Panacea
Port St. Joe
Apalachicola
Carrabelle
Eastpoint
St. George Island
Lake Mary
Longwood
Winter Park
Orlando (2)
Clermont
Lutz
Wesley Chapel
Tampa
Port Charlotte
Punta Gorda
Marco Island
Key Largo
Islamorada
Marathon (2)
Summerland
Big Pine
Key West (3)

Branch Locations (54)

Why Florida?



- **How Money Walks**, *By Travis H. Brown*
  - **People & their money moved from high-tax states to low-tax states**
    - **There is no personal income tax in Florida**
    - **New York has a maximum marginal tax rate of 8.97%**
  - **$2 Trillion Moved Between the 50 States (1995-2010)**
    - **Florida saw gains of approximately $86.4 billion**
    - **New York had losses of approximately $58.6 billion**

Why Arkansas?


ARKANSAS

- Increase footprint
- Virtually no overlap
- We know the market
- Leverage Arkansas infrastructure
- Best earning banks are Arkansas banks
- Ability to improve performance & efficiency of Liberty
- Have known Liberty people since Day 1
- EPS to bottom line faster than in Florida

History in the Making

Largest Ever In-State Bank Merger



Bentonville
Mountain Home (2)
Highland
Rector
Gentry
Rogers
Springdale
Tontitown
Siloam Springs (3)
Paragould (3)
Mountain View (2)
Fayetteville (2)
Batesville (2)
Monette
Van Buren
Clarksville
Heber Springs
Jonesboro (7)
Bay
Greenbrier
Quitman
Fort Smith (4)
Russellville (4)
Atkins
Morrilton (1+1)
Searcy (2+3)
Vilonia
Dardanelle (2)
Pottsville
Beebe (2)
Conway (7)
Ward
Mayflower
Cabot (5)
Jacksonville (3)
Maumelle
Sherwood (2)
North Little Rock (5)
Little Rock (8)
Bryant
Fordyce
ARKANSAS
Branch Locations (92)

Centennial Locations (46) Liberty Locations (46)

Combined Total Assets

(Pro-forma as of June 2013)

$7 Billion Holding Company

Combined Company Highlights

- $4.5 billion in loans
- $5.5 billion of deposits
- 1,500 total employees
- 153 branch locations

Note: Figures above are pro-forma projections as of June 2013.

HOMB Capital

(Dollars in Millions)



$800
$720
$640
$560
$480
$400
$320
$240
$160
$80
$0
$22
$23
$36
$47
$99
$107
$166
$231
$253
$283
$465
$477
$474
$515
$534
$784
LIBERTY CAPITAL
HOMB Q2 2013 CAPITAL
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
Q2 '13
PRO-FORMA
Q2 '13

Note: Q2 '13 Liberty Capital equals $250 million

Net Income

(Dollars in Millions)

Pro-Forma Detail	YTD 2012	YTD Q2 2013
Liberty(b)	$18.3	$11.3
HOMB	$63.0	$35.2


$95
$85
$75
$65
$55
$45
$35
$25
$15
$5
-$5
-$1.1
$0.0
$1.4
$3.9
$3.8
$6.4
$11.4
$15.9
$20.4
$10.1
$26.8
$17.6
$54.7
$81.3
HOMB RECORD ANNUAL NET INCOME
$35.2
$46.5
'99
'00
'01
'02
'03
'04(a)
'05
'06
'07
'08
'09
'10
'11
'12
YTD Q2 '13 REPORTED
YTD Q2 '13 PRO-FORMA

Note: (a) Excludes the effect of a $2.7 million after-tax gain (b) '12 & '13 Liberty YTD Net Income pulled from 12/31 & 6/30 Y-9C Reports, respectively

HOMB Selected Capital & Performance Ratios

Selected Ratios	Quarter Ended 6/30/13
Book Value*	$9.49
Tangible Common Equity	10.9%
Efficiency Ratio	44.98%
Net Interest Margin*	5.18%
Return on Average Assets	1.71%
Return on Average Common Equity	13.27%

Note: * Indicates record ratios

Pro-Forma Capital Ratios

Ratio	As of June 30	Post Liberty Acquisition Pro-Forma[1]
Tangible Book Value	$7.78	$7.80
TCE	10.9%	7.7%
Leverage	10.8%	7.9%
Tier 1	14.0%	10.2%
Total RBC	15.3%	11.0%

(1) Pro-Forma numbers are based on most recently reported numbers as of June 30, 2013, including S-4/A filed in August 2013.

HOMB Return on Average Assets


1.70%
1.60%
1.50%
1.40%
1.30%
1.20%
1.53%
1.61%
1.67%
1.70%
1.71%
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

Total Return Performance


Home BancShares, Inc.
KBW Regional Banking Index - KRX
KBW Bank Index - BKX
325
300
275
250
225
200
175
150
125
100
75
50
25
'07
'08
'09
'10
'11
'12
'13

	PERIOD ENDING						
INDEX	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	08/13/13
Home BancShares, Inc.	100.00	140.15	126.56	128.64	153.06	198.07	329.20
KBW Regional Banking Index – KRX	100.00	78.34	59.36	70.18	65.17	71.99	93.42
KBW Bank Index – BKX	100.00	50.02	48.21	58.93	44.45	57.88	73.77

Shareholder Value


$28
$26
$24
$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$3.08
$3.50
$3.92
$4.21
$4.92
$5.33
$4.92
$5.33
$5.33
$7.57
$9.42
$9.02
$27.34
'99
'00
'01
'02
'03
'03
'05
'05
'05
'06
'08
'09
CV
Private Offerings
CBC
TCB
MB
MV
IPO
CEN
SPO
8/13

Note: All per share amounts have been adjusted for the June 2013 2-for-1 stock split

Current Shareholder Value

$27.34

Stock Issuance	Year	Initial Stock Value	Increase In Stock Value	Compound Annual Growth
Local Private Offering	1999	$3.08	$24.26	16.2%
Local Private Offering	2000	$3.50	$23.84	16.6%
Local Private Offering	2001	$3.92	$23.42	16.9%
Local Private Offering	2002	$4.21	$23.13	18.8%
Local Private Offering	2003	$4.92	$22.42	18.8%
CB Bancorp	2003	$5.33	$22.01	18.2%
TCB Bancorp	2005	$4.92	$22.42	21.8%
Marine Bancorp	2005	$5.33	$22.01	21.8%
Mountain View Bancshares, Inc.	2005	$5.33	$22.01	22.5%
Initial Public Offering	2006	$7.57	$19.77	19.5%
Centennial Bancshares, Inc.	2008	$9.42	$17.92	20.5%
Secondary Public Offering	2009	$9.02	$18.32	32.4%

Note: (a) Current shareholder value as of August 13, 2013
(b) All initial stock value per share amounts have been adjusted for the June 2013 2-for-1 stock split

Shareholder Return

$1,000 initial investment

(Day 1 of HOMB)

8,877



Note: Current value = 8/13/2013 closing MV

Our Future Looks Bright

- **Excerpt from '*Motley Fool*' article on March 25, 2013:**
  - **"Conway, Arkansas, is the headquarters for Home BancShares (NASDAQ: HOMB), holding company for Centennial Bank. This operation has 47 branches in Arkansas, 46 in Florida, and 8 in Alabama. It shows an ROE of 12.74%, but the mind-blowing 51.33 % operating margin is the statistic that raises eyebrows. The bank announced a 30% increase in its quarterly dividend in January, raising its yield to 1.50%. Home BancShares holds the lowest beta of the three featured stocks, with a 0.73 correlation to the overall market."**

Our Future Looks Bright

- Home BancShares was recently ranked 19th out of 1,016 banks in the country in Profit Margin by SNL Financial

Future Goals of HOMB

- $1.00 EPS – Achieved
- $1.25 EPS – Current goal
- Future goals
  - Get Liberty efficiency to 50 or below
  - Additional future deals

Note: All per share amounts have been adjusted for the June 2013 2-for-1 stock split

HOME BANCSHARES

NASDAQ: HOMB

www.homebancshares.com